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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2002

                                  Hadron, Inc.

             (Exact name of registrant as specified in its charter)



              New York                             0-5404                            11-2120726
---------------------------------       ----------------------------       ----------------------------
 (State or other jurisdiction of        (Commission File Number)           (IRS Employer Identification
           incorporation)                                                               No.)





             5904 Richmond Highway, Suite 300, Alexandria, VA 22309
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 329-9400
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
 ------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)





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Item 5.      Other Events.

         Hadron, Inc. (OTC:BB:HDRN) issued a press release on February 12, 2002 regarding its earnings for the year ended December 31, 2001. A copy of the press release is attached as an exhibit.

Item 7.      Financial Statements and Exhibits

             (c)   Press Release dated February 12, 2002 is included herein as
Exhibit 99.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                HADRON, INC.

Date:  February 13, 2002                        By: /s/ Sterling Phillips
                                                    ----------------------------
                                                    Sterling Phillips
                                                    Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.         Exhibit
-----------         -------

    99              Press Release dated February 12, 2002